Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
Second Quarter Revenue Totaled $140.4 Million, Representing Year-over-Year Growth of 18%
Second Quarter GAAP Net Loss of $21.4 Million and GAAP EPS of ($0.20); Second Quarter Non-GAAP Adjusted Net Income1 of $16.5 Million and Non-GAAP Adjusted EPS1 of $0.15
Second Quarter Non-GAAP Adjusted EBITDA2 Totaled $27.2 Million, Representing Year-over-Year Growth of 78%
Austin, TX – November 4, 2025 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal second quarter ended September 30, 2025.
Recent Financial Highlights:
•Fiscal second quarter of 2026 revenue totaled $140.4 million, representing an increase of 18% year-over-year as compared to the fiscal second quarter of 2025.
•GAAP net loss for the fiscal second quarter of 2026 was $21.4 million, or ($0.20) per share, as compared to GAAP net loss for the fiscal second quarter of 2025 of $25.0 million, or ($0.24) per share. Non-GAAP adjusted net income1 for the fiscal second quarter of 2026 was $16.5 million, or $0.15 per share, as compared to Non-GAAP adjusted net income1 of $5.5 million, or $0.05 per share, in the fiscal second quarter of 2025.
•Non-GAAP adjusted EBITDA2 for the fiscal second quarter of 2026 was $27.2 million, representing an increase of 78% year-over-year as compared to Non-GAAP adjusted EBITDA2 of $15.3 million in the fiscal second quarter of 2025.
•Non-GAAP free cash flow3 totaled $7.0 million in the fiscal second quarter of 2026, representing an increase of $22.7 million as compared to Non-GAAP free cash flow3 in the fiscal second quarter of 2025.
•The Company announced on September 2, 2025, the successful completion of its debt refinancing via a new, 4-year $430.0 million term loan credit facility.

“Our September quarter showcased accelerating business momentum,” said Bill Stone, CEO. “We were pleased to see that the combination of strong demand for our platform and strong operational execution enabled us to deliver top- and bottom-line results that exceeded expectations. Consequently, we are once again able to increase our full-year outlook. We have high conviction that we have the right strategy to go after the half-trillion dollar market opportunity in front of us.”

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

Fiscal 2026 Second Quarter Financial Results
Total revenue for the second quarter of fiscal 2026 was $140.4 million, representing year-over-year growth of 18% as compared to revenue of $118.7 million for the second quarter of fiscal 2025. Total On Device Solutions revenue before intercompany eliminations was $96.5 million. Total App Growth Platform revenue before intercompany eliminations was $44.7 million.
GAAP net loss for the second quarter of fiscal 2026 was $21.4 million, or ($0.20) per share, as compared to GAAP net loss for the second quarter of fiscal 2025 of $25.0 million, or ($0.24) per share.
Non-GAAP adjusted net income1 for the second quarter of fiscal 2026 was $16.5 million, or $0.15 per share, as compared to Non-GAAP adjusted net income1 of $5.5 million, or $0.05 per share, in the second quarter of fiscal 2025.
Non-GAAP adjusted EBITDA2 for the second quarter of fiscal 2026 was $27.2 million, representing year-over-year growth of 78% as compared to Non-GAAP adjusted EBITDA2 for the second quarter of fiscal 2025 of $15.3 million.

Business Outlook
Based on information available as of November 4, 2025, the Company is raising its expectations for fiscal year 2026 to the following:
•Revenue of between $540 million and $550 million
•Non-GAAP adjusted EBITDA2 of between $100 million and $105 million
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

Management will host a conference call and webcast today at 4:30p.m. ET to discuss its fiscal 2026 second quarter financial results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https://app.webinar.net/rENw78MPZJe. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 5008199. A live and archived webcast of the call can be accessed via the Investor Relations section of Digital Turbine’s website. The webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.

For those unable to join the live call, a playback will be available through November 11th, 2025. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 5645638.

An online webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of the following, if any: stock-based compensation expense, amortization of intangibles, business transformation costs, transaction-related expenses, severance costs, changes in fair value of contingent consideration, contract settlement fees, impairment of goodwill, tax adjustments, (gain)/loss on extinguishment of debt, amortization of debt discount, issuance costs, and unrealized (gain)/loss on derivatives. The Company added (gain)/loss on extinguishment, the

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

amortization of debt discount and issuance costs, and unrealized (gain)/loss on derivatives due to their unusual nature and association with the Company’s specific September 2, 2025 debt refinance transaction and related issuance of warrants. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses, if any: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax (benefit) provision, transaction-related expenses, contract settlement fees, changes in fair value of contingent consideration, impairment of goodwill, severance costs, (gain)/loss on extinguishment of debt, amortization of debt discount and issuance costs, and unrealized (gain)/loss on derivatives. The Company added (gain)/loss on extinguishment, the amortization of debt discount, issuance costs, and unrealized (gain)/loss on derivatives due to their unusual nature and association with the Company’s specific September 2, 2025 debt refinance transaction and related issuance of warrants. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding the following, if any: transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of the following, if any: product development costs, sales and marketing costs, general and administrative costs, contract settlement fees, impairment of goodwill and depreciation of software included in other direct costs of revenue. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•Our transformation activities and reduction in force may not adequately reduce our operating costs or improve our operating margins or cash flows, may lead to additional workforce attrition and may cause operational disruptions.
•We have a history of net losses.
•We have a limited operating history for our current portfolio of assets.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The risk of impairment of our goodwill.
•The effects of the current and any future general downturns in the U.S. and the global economy, including financial market disruptions.
•Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•Our business and reputation could be impacted by information technology system failures and network disruptions
•System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.
•Our business and growth may suffer if we are unable to hire and retain key talent.
•Our corporate culture has contributed to our success, and if we cannot maintain this culture, we could lose the innovation, creativity, passion, and teamwork that we believe contribute to our success and our business may be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

•Adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions.
•Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
•Litigation may harm our business.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including conflicts, financial markets, inflation, global supply chain, and tariffs.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape, including recent tariff increases and trade tensions.
Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.
•Limitations may negatively affect our ability to use our net operating losses, credits, and certain other tax attributes to offset future taxable income.

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have secured and unsecured indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•A material weakness in our internal control over financial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our financial statements.
•Maintaining and improvising financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Sales of our common stock under our ATM program may cause substantial dilution to existing stockholders and depress our stock price, and the Company may not be able to raise the full amount contemplated under the ATM program.
•Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10-K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(Unaudited)
(in thousands, except share and per share amounts)

	Three months ended September 30,		Six months ended September 30,
	2025	2024	2025	2024
Net revenue	$140,377	$118,728	$271,303	$236,717
Costs of revenue and operating expenses
Revenue share	63,093	56,336	121,231	112,145
Other direct costs of revenue	11,242	8,438	22,046	16,228
Product development	10,979	9,433	21,126	20,147
Sales and marketing	14,446	15,887	28,035	32,134
General and administrative	34,083	42,176	76,992	85,693
Total costs of revenue and operating expenses	133,843	132,270	269,430	266,347
Income (loss) from operations	6,534	(13,542)	1,873	(29,630)
Interest and other income (expense), net
Change in fair value of contingent consideration	—	200	—	200
Interest expense, net	(11,498)	(8,776)	(20,298)	(16,725)
Amortization of debt discount and issuance costs	(2,778)	(456)	(3,932)	(757)
Unrealized loss on derivatives	(2,335)	—	(2,335)	—
Foreign exchange transaction gain (loss)	1,136	(976)	222	(158)
Loss on extinguishment of debt	(9,795)	—	(9,795)	—
Other expense, net	(1,207)	(36)	(1,875)	78
Total interest and other expense, net	(26,477)	(10,044)	(38,013)	(17,362)
Loss before income taxes	(19,943)	(23,586)	(36,140)	(46,992)
Income tax provision (benefit)	1,452	1,400	(641)	3,150
Net loss	(21,395)	(24,986)	(35,499)	(50,142)
Other comprehensive income (loss)
Foreign currency translation gain (loss)	(2,204)	2,157	1,996	944
Comprehensive loss	(23,599)	(22,829)	(33,503)	(49,198)
Net loss per common share
Basic	$(0.20)	$(0.24)	$(0.33)	$(0.49)
Diluted	$(0.20)	$(0.24)	$(0.33)	$(0.49)
Weighted-average common shares outstanding
Basic	109,128	103,041	107,885	102,722
Diluted	109,128	103,041	107,885	102,722

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	September 30, 2025	March 31, 2025
	(Unaudited)
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$39,284	$40,084
Accounts receivable, net	205,904	181,770
Prepaid expenses	6,118	6,923
Value-added tax receivable	9,695	8,291
Other current assets	7,978	5,711
Total current assets	268,979	242,779
Property and equipment, net	48,463	46,966
Right-of-use assets	8,455	9,924
Intangible assets, net	235,836	257,697
Goodwill	223,788	221,741
Other non-current assets	33,144	33,747
TOTAL ASSETS	$818,665	$812,854

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$112,073	$139,944
Accrued revenue share	80,447	35,264
Accrued compensation	13,125	7,503
Acquisition purchase price liabilities	854	1,697
Short-term debt, net of debt discount and issuance costs	2,688	—
Other current liabilities	35,319	38,118
Total current liabilities	244,506	222,526
Long-term debt, net of debt discount and issuance costs	393,753	408,687
Derivative liabilities	6,002	—
Deferred tax liabilities, net	16,631	16,308
Other non-current liabilities	9,647	11,375
Total liabilities	670,539	658,896
Commitments and contingencies
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 112,509,828 issued and 111,751,703 outstanding at September 30, 2025; 106,735,767 issued and 105,977,642 outstanding at March 31, 2025	10	10
Additional paid-in capital	920,336	892,665
Treasury stock (758,125 shares at September 30, 2025 and March 31, 2025)	(71)	(71)
Accumulated other comprehensive loss	(49,308)	(51,304)
Accumulated deficit	(722,941)	(687,442)
Total stockholders’ equity	148,126	153,958
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$818,665	$812,854

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(21,395)	$(24,986)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	14,866	19,352
Amortization of debt discount and issuance costs	2,778	456
Allowance for credit losses	54	1,084
Unrealized loss on derivatives	2,335	—
Stock-based compensation expense	5,451	8,999
Loss on extinguishment of debt	9,795	—
Change in estimate of remaining contingent consideration	—	(200)
Non-cash lease expense	957	838
Foreign exchange transaction loss (gain)	(1,136)	976
(Increase) decrease in assets:
Accounts receivable, gross	(2,284)	3,183
Prepaid expenses	298	(161)
Value-added tax receivable	(475)	(497)
Other current assets	(1,422)	46
Right-of-use asset	203	(3,142)
Other non-current assets	384	(96)
Increase (decrease) in liabilities:
Accounts payable	(1,269)	(20,435)
Accrued revenue share	552	3,025
Accrued compensation	3,345	434
Other current liabilities	2,936	2,079
Deferred income taxes	(756)	(1,035)
Other non-current liabilities	(757)	1,361
Net cash provided by (used in) operating activities	14,460	(8,719)
Cash flows from investing activities
Capital expenditures	(7,770)	(7,477)
Net cash used in investing activities	(7,770)	(7,477)
Cash flows from financing activities
Proceeds from borrowings, net of original issue discount	418,700	21,000
Payment of debt issuance costs	(10,617)	(1,561)
Payment of deferred business acquisition consideration	(308)	—
Repayment of debt obligations	(421,052)	(6,000)
Proceeds from issuance of common stock in connection with at-the-market offering, net of issuance costs of $420	13,573	—
Payment of withholding taxes for net share settlement of equity awards	(157)	(112)
Options exercised	85	79
Net cash provided by financing activities	224	13,406
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(1,762)	(174)
Net change in cash and cash equivalents and restricted cash	5,152	(2,964)
Cash and cash equivalents and restricted cash, beginning of period	34,132	35,729
Cash and cash equivalents and restricted cash, end of period	$39,284	$32,765

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended September 30,
	2025	2024	% Change
On Device Solutions	$96,464	$82,414	17%
App Growth Platform	44,685	37,346	20%
Elimination	(772)	(1,032)	(25)%
Consolidated	$140,377	$118,728	18%

GAAP (LOSS) INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended September 30,
	2025	2024
Net revenue	$140,377	$118,728
(Loss) income from operations	6,534	(13,542)
Add-back items:
Product development	10,979	9,433
Sales and marketing	14,446	15,887
General and administrative	34,083	42,176
Depreciation of software included in other direct costs of revenue	—	51
Non-GAAP gross profit	$66,042	$54,005
Non-GAAP gross profit percentage	47%	45%

GAAP NET LOSS TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended September 30,
	2025	2024
Net loss	$(21,395)	(24,986)
Add-back items:
Stock-based compensation expense	5,451	8,999
Amortization of intangibles	10,410	13,505
Change in fair value of contingent consideration	—	(200)
Tax adjustment (1)	6,802	7,200
Business transformation costs	—	237
Severance costs	341	268
Amortization of debt discount and issuance costs	2,778	456
Loss on extinguishment of debt	9,795	—
Unrealized loss on derivatives	2,335	—
Non-GAAP adjusted net income	$16,517	$5,479
Non-GAAP adjusted net income per common share	$0.15	$0.05
Weighted-average common shares outstanding, diluted	113,009	105,345

(1) Valuation allowance

Digital Turbine Reports Fiscal 2026 Second Quarter Financial Results
November 4, 2025

GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended September 30,
	2025	2024
Net loss	$(21,395)	$(24,986)
Add-back items:
Stock-based compensation expense	5,451	8,999
Depreciation and amortization	14,866	19,352
Interest expense, net	11,498	8,776
Amortization of debt discount and issuance costs	2,778	456
Other expense, net	1,207	36
Change in fair value of contingent consideration	—	(200)
Business transformation costs	—	237
Loss on extinguishment of debt	9,795	—
Foreign exchange transaction (gain) loss	(1,136)	976
Income tax provision (benefit)	1,452	1,400
Severance costs	341	268
Unrealized loss on derivatives	2,335	—
Non-GAAP adjusted EBITDA	$27,192	$15,314

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended September 30,
	2025	2024
Net cash provided by (used in) operating activities	$14,460	$(8,719)
Capital expenditures	(7,770)	(7,477)
Severance costs	341	268
Business transformation costs	—	237
Non-GAAP free cash flow provided by (used in) operations	$7,031	$(15,691)